Notes Payable	9 Months Ended
Sep. 30, 2011
Debt Disclosure [Text Block]

4. Notes Payable

          Upon acquisition of the properties, the Company assumed approximately $39.7 million of debt secured by first mortgage notes on the Homewood Suites and TownePlace Suites hotels in Knoxville, Tennessee as well as the Hilton Garden Inn hotel in Des Plaines, Illinois. The following table summarizes the hotel location, interest rate, maturity date and the principal amount assumed associated with each note payable outstanding as of September 30, 2011 and December 31, 2010. All dollar amounts are in thousands.

Location	Brand	Interest Rate (1)	Acquisition Date	Maturity Date	Principal Assumed	Outstanding balance as of September 30, 2011	Outstanding balance as of December 31, 2010

Knoxville, TN	Homewood Suites	6.30%	7/19/2011	10/8/2016	$11,499	$11,472	$—
Knoxville, TN	TownePlace Suites	5.45%	8/9/2011	12/11/2015	7,392	7,359	—
Des Plaines, IL	Hilton Garden Inn	5.99%	9/20/2011	8/1/2016	20,838	20,807	—

					$39,729	$39,638	$—

(1)	At acquisition, the Company adjusted the interest rates on these loans to market rates and is amortizing the adjustments to interest expense over the life of the loan.

          A fair value adjustment was recorded upon the assumption of above or below market rate loans in connection with the Company’s hotel acquisitions. These fair value adjustments will be amortized into interest expense over the remaining term of the related indebtedness using a method approximating the effective interest method. The effective interest rates on the applicable debt obligations assumed ranged from 4.7% to 6.5% at the date of assumption. The total adjustment to interest expense was a decrease of $25,000 for both the three month and nine month periods ended September 30, 2011. The unamortized balance of the fair value adjustment was approximately $527,000 at September 30, 2011.

          The Company estimates the fair value of its debt by discounting the future cash flows of each instrument at estimated market rates consistent with the maturity of the debt obligation with similar credit terms and credit characteristics. Market rates take into consideration general market conditions and maturity. As of September 30, 2011, the carrying value and estimated fair value of the Company’s debt was $40.2 million and $40.5 million. The carrying value of the Company’s other financial instruments approximates fair value due to the short-term nature of these financial instruments.

          Prior to the commencement of the Company’s best-efforts offering, the Company obtained an unsecured note payable in a principal amount of $400,000 to fund certain start-up costs and offering expenses. The lender was Bank of America. The note payable bore interest at a variable rate based on the London Interbank Borrowing Rate (LIBOR). The note was fully paid in January 2011 with net proceeds from the Company’s on-going best-efforts offering.